This Instrument shall be effective as a
UNIFORM COMMERCIAL CODE FINANCING STATEMENT FILED AS A
FIXTURE FILING

By Debtor:               United States Antimony Corporation
               1250 Prospect Creek Road
               P.O. Box 643
               Thompson Falls, Montana 59873-0643
               Sanders County
               EIN: 81-0305822

To Secured Party:          John C. Lawrence
          1250 Prospect Creek Road
               P.O. Box 643
               Thompson Falls, Montana 59873-0643


This "Financing Statement" covers goods described herein by item or type some or all of which are affixed or are to be affixed to the interest in real property described in Schedule A attached hereto.

MORTGAGE - 2
- 2 -
AFTER RECORDING RETURN TO:
Attention:     John C. Lawrence
     P.O. Box 643
     Thompson Falls, MT 59873-0643


MORTGAGE AND FIXTURE FILING


     THIS MORTGAGE, Made this      day of         , 1999, between UNITED
STATES ANTIMONY CORPORATION ("Mortgagor"), a Montana corporation, with a mailing address of 1250 Prospect Creek Road, P.O. Box 643, Thompson Falls, Montana 59873, to JOHN C. LAWRENCE ("Mortgagee"), with a mailing address of P.O. Box 643, Thompson Falls, Montana 59873,

 WITNESSETH THAT:
     The Mortgagor mortgages to Mortgagee and his heirs, successors and assigns, as security for and in consideration of Mortgagee entering into a Commercial Guaranty dated the 30th day of July, 1996, between Mortgagee and First State Bank of Thompson Falls ("First State Bank"), and in consideration of Mortgagee executing a Personal Guaranty dated March 31, 1999 (collectively the Commercial Guaranty and the Personal Guaranty are referred to herein as the "Guaranties") in favor of Systran Financial Corporation ("Systran") for the full performance and payment of the Factoring Agreement between Mortgagor and Systran (collectively First Bank and Systran are referred to as the "Lender"), whereby Mortgagee has agreed to guarantee on behalf of Mortgagor, all indebtedness established by the loan documents ("Loan Documents") executed between Mortgagor and Lender as set forth in the Guaranties, the following described property, to wit:
     Mortgagor irrevocably grants, bargains, mortgages, sells and conveys to Mortgagee and his successors and assigns, with power of sale and with right of entry and possession as provided herein, all Mortgagor's estate, right, title, interest, claim and demand, now owned or hereafter acquired, in and to the following (hereinafter collectively referred to as the "Property"):
     All that certain interest in real property situated in the County of Sanders, State of Montana ("Real Property"), to wit:
Exhibit B attached hereto and incorporated herein.
     Together with all and singular the structures, fences, equipment and all other improvements and fixtures now or hereafter on or in said property, and any and all water and water rights (including those water rights appurtenant or to become appurtenant to, or pertaining to said lands, or any of them, covered or evidenced by, but not limited to, ditches and ditch rights, flumes, aqueducts, canals, appropriations) franchises, permits and stock, oil and gas rights, royalties, minerals and mineral rights, all development rights and credits, air rights, and all other rights and privileges owned by the Mortgagor, or belonging to, or with, leading to, connected with, or usually had or enjoyed in connection with the Property, or any part thereof, whether or not hereinabove expressly mentioned or described, and all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the rents, issues and profits thereof.
     TO HAVE AND TO HOLD said real and personal property and all of the same, unto the Mortgagee, his successors and assigns.
     This Mortgage is given to secure all obligations of the Mortgagee under the Guaranties given to secure all certain Loan Documents entered into between Mortgagor and Lender, together with all renewals of extensions of, modifications of, refinancings of, consolidations of, and all such substitutions for the Loan Documents.
     NOW, THEREFORE, if the Mortgagor shall pay all and every sum of money specified under said Loan Documents, and shall in all other respects fully carry out and comply with the covenants set forth and enumerated herein and in said Loan Documents given by the Mortgagor in connection herewith such that Mortgagee does not become obligated to make payments under the Guaranties this conveyance shall be void. But if the Mortgagor does any act or causes Mortgagee to become obligated under the Guaranties or Mortgagor fails to pay any taxes, assessments or other charges of any nature whatsoever, due or to become due upon the property hereby conveyed or upon the water rights hereby mortgaged, or in any other respect shall fail to comply with any of the covenants and agreements herein, any other Mortgage entered into between Mortgagor and Mortgagee or in said Loan Documents or Security Agreement set forth, then, as often as such failure of payment or breach of covenant shall occur, or in the event of the actual or impending bankruptcy or of the insolvency of the Mortgagor, or any of the persons included in the term "Mortgagor," the Mortgagee may proceed to foreclose this Mortgage and to compel payment to be made of the full amount due and payable under said Loan Documents.
     This Mortgage shall also constitute a financing statement filed for record in the real estate records as a fixture filing pursuant to the Uniform Commercial Code. This Mortgage may be given to secure an obligation incurred for the construction of improvements on the Property, including the acquisition of the Property, or to secure an obligation incurred to refinance an obligation incurred for the construction of improvements on the Property, including the acquisition of the Property.
     The Mortgagor has covenanted, agreed and represented, and does hereby covenant, agree and represent to and with the Mortgagee, as follows:
     1. That Mortgagor has a valid title in fee simple to all of the interest in the Real Property above described and all improvements thereon and is the lawful owner and in possession of personal property on said Real Property, and that it has the right to convey or mortgage all of said Property, real and personal; that Mortgagor will not suffer or permit said Property to become subject to any lien or encumbrance that shall have precedence over this Mortgage except for such encumbrances currently of record; that Mortgagor will render such further assurance of said title as may be requested by the Mortgagee; that Mortgagor does warrant and will defend said title unto the Mortgagee against claims and demands of all persons whomsoever; and that Mortgagor will pay all of said sums of money specified in said Loan Documents, promptly as they become due, and all taxes, assessments and other charges that may be levied or assessed on said property and all taxes that may be levied or assessed upon this Mortgage or upon any Security Agreement given by the Mortgagor in connection herewith, when and as the same shall become due and payable.
     2. To keep said premises and personal property thereon in good condition and repair and not to commit or suffer any waste thereof. Mortgagee shall have the right to inspect the Property at such reasonable times and intervals as Mortgagee may desire.
     3. In the event suit is instituted to foreclose this Mortgage, the Mortgagee may recover therein as attorneys' fees such sum as the court may adjudge reasonable in addition to the costs and disbursements allowed by law or by court rule, together with the cost of any abstract of title or evidence of title procured and used in such proceeding and covering said property.
     4. In the event suit is instituted to effect such foreclosure, the Mortgagee shall, as a matter of right and without regard to the sufficiency of the security or of waste or danger of misapplication of any of the properties of the Mortgagor, be entitled forthwith to have a receiver appointed of all of the Property, and the Mortgagor hereby expressly consents to the appointment of a receiver by any court of competent jurisdiction and expressly stipulates, covenants and agrees that such receiver may remain in possession and control of the Property until the final determination of such suit or proceeding.
     5. In the event Mortgagee becomes a party plaintiff or defendant in any suit or legal proceeding in relation to the Property or the lien or security interest created in or by this Mortgage or any Security Agreement given by Mortgagor in connection herewith, Mortgagor agrees to pay on demand all attorneys' fees paid or incurred by Mortgagee in connection with such suit or proceedings, including any expenses paid or incurred in procuring or continuing abstracts of title, title reports or title policies and searching the records for the purpose of such litigation, and all such sums paid shall bear interest at the highest rate for which it is now lawful to contract and shall constitute a lien upon the Property and be secured hereby and in default of immediate repayment thereof by Mortgagor after demand.
     6. As additional and collateral security for the payment of the Loan Documents hereinabove described and of all sums to become due under this Mortgage, Mortgagor does hereby assign to Mortgagee all rents, revenues, royalties, rights and benefits accruing to Mortgagor under all present and future oil, gas, geothermal and mining leases and under all present and future grazing, agricultural and other leases on said premises, or any part thereof, with the right to receive the same and apply them to said indebtedness under the Loan Documents or other indebtedness secured hereby, after default in the conditions hereof, anything herein to the contrary notwithstanding. Mortgagee is further authorized, at its option, to execute and deliver to the holders of any such oil, gas and mining leases, and any such grazing, agricultural and other leases upon said premises, binding receipts for any payments made under the terms of any such leases, and to demand, sue for and recover any such payments when due. Mortgagor shall perform every obligation of the lessor and shall enforce every obligation of the lessee in every lease that is assigned to the Mortgagee and shall not modify, alter, waive or cancel any such lease or any part thereof, nor anticipate for more than one month any rents that may be collectible under such lease or that may have been assigned to Mortgagee and shall not assign any such lease or any such rents. This assignment shall terminate and become null and void upon release of this Mortgage. The Mortgagee shall not be bound hereby to demand, receive or collect any of such rents, royalties, bonuses or benefits, and shall not be responsible for failure to exercise the rights hereby granted. Failure of the Mortgagee to exercise such rights after the happening of a default shall not be construed as a waiver of such rights in the event of a subsequent default.
     7. The Mortgagor, after default, hereby further agrees, upon request by the Mortgagee, to assign to the Mortgagee, as additional and collateral security for the payment of the indebtedness hereby secured, any and all leases of the Property, or any part thereof, hereafter made, and that no such lease shall be assigned to any party other than the Mortgagee without first obtaining the written consent of the Mortgagee to any such assignment.
     8. That if taxes, assessments, or other charges, are not paid by Mortgagor all as herein provided, Mortgagee may at its option and without waiver of any rights arising out of any breach of any of the covenants, pay such insurance premiums, taxes, assessments, and other charges and also may redeem the Property from tax sale without obligation to inquire into the validity of such taxes, assessments, charges and tax sales, the receipts of the proper officers being conclusive evidence of the validity and amount thereof.
     9. That Mortgagor, upon default, will assign and transfer to Mortgagee any and all monies, payments, and proceeds and benefits due or to become due the Mortgagor from or in connection with any governmental program or obligation; Mortgagee is hereby authorized and empowered, at Mortgagee's option and discretion, to apply for, receive, collect and sue for the same or any part thereof, and to execute and deliver such proofs, receipts, acquittances and other instruments, and to do and perform all acts and things which may be necessary or proper for such purposes or in connection therewith, either in the Mortgagor's name or the Mortgagee's name with the same force and effect as if performed by Mortgagor; and in the event Mortgagor fails and refuses to make such assignment or transfer to Mortgagee promptly upon such demand, or in the event Mortgagor is without the State, or avoids service of such demand on him, or if for any other reason service of such demand cannot be made on Mortgagor, then Mortgagee may serve such demands, together with a copy of this Mortgage, on the person, firm, corporation or governmental agency from whom such monies, payments, proceeds or benefits are due or to become due, and the provisions hereof, together with such demand, shall be considered and constituted an assignment and transfer thereof to Mortgagee as of the date so served.
     10. The Mortgagor hereby further mortgages, assigns and transfers to the Mortgagee all of its right, title and interest in and under all leases, permits and allotments now or hereafter acquired or used in connection with the Real Property above described together with all renewals thereof and together with all structures, fences, and other improvements of every nature and description, now or hereafter located on the lands covered by said leases, permits or allotments, or any part thereof, and all water and water rights located thereon or appurtenant thereto. The Mortgagor covenants that it is the lawful owner and holder of said leases, permits and allotments and that the same are free from encumbrance and have not been assigned; that it will procure renewals thereof upon or prior to the expiration date thereof and execute any instrument deemed by the Mortgagee necessary to effect an assignment or waiver of such renewals to the Mortgagee; that it will pay all rents and other charges and perform all acts and things necessary to preserve and keep in good standing all of said leases and permits and any renewals thereof; that it will take no action which would adversely affect any of its rights or preference status thereunder and that in the event of the foreclosure of this Mortgage, it will waive all claims for preference in any such rights upon demand from the purchaser of the Property at foreclosure sale or any successor to such purchaser; that the lands covered by said leases, permits and allotments and renewals thereof shall at all times be operated in conjunction with the Property and that neither shall be transferred to any other person separately from the other.
     11. The Mortgagor further covenants and agrees that in the event title in fee simple to any of the lands covered by the aforesaid leases, permits or allotments shall hereafter be acquired by the Mortgagor, it is understood and agreed that such lands shall, upon such acquisition, become subject to the lien of this Mortgage to the same extent as though such lands had originally been included herein as part of the fee owned lands hereby mortgaged and, further, that all of the terms, covenants, conditions, and stipulations of this Mortgage applicable to the interest in Real Property hereby mortgaged shall extend and be applicable to any such lands hereafter so acquired.
     12. That Mortgagee shall be subrogated for further security to the lien, though released of record, of any and all encumbrances now or hereafter existing against said premises, paid out of the proceeds of said Loan Documents or otherwise paid or advanced by Mortgagee.
     13. That nothing herein contained shall be construed or shall so operate as to require Mortgagor to pay interest at a rate greater than the highest rate for which it is now lawful to contract; that if any clauses or provisions herein contained operate, or would prospectively operate to invalidate this Mortgage, then, such clauses and provisions only shall be held for naught as though not herein contained and the remainder of this instrument shall remain operative and in full force and effect.
     14. In the event any part of the Property is condemned or taken by any governmental entity, any award made therein to any person or persons shall be paid to Mortgagee and Mortgagee shall have the option of applying such award or any part of it to any obligations secured hereby and releasing any balance not so applied to the person or persons to whom such award was made.
     15. Mortgagor further covenants and agrees not to remove any gravel from the Property for any purpose other than for Mortgagor's own use on the roads located on the Property. In the event Mortgagor does remove any gravel from the Property and does not use the gravel on the roads located on the Property, the Mortgagee, at its option, may, without notice, declare the entire debt secured hereby to be immediately due and payable, and this Mortgage may be foreclosed if payment is not immediately made.
     16. Mortgagor covenants and agrees that each and every term, condition and covenant of any and all leases or other instruments or agreements (oral or written) between the Mortgagors, or any of them, relating to or affecting in any way the Property or any part thereof, shall be and are hereby made subject and subordinate to all of the terms, conditions and covenants of this Mortgage and of the Security Agreement mentioned herein.
     17. It is mutually understood and agreed that Mortgagee, in agreeing to take this Mortgage as security for the indebtedness owed Lender by Mortgagor, that the Mortgagee has investigated and is relying upon Mortgagor's credit and Mortgagor's interest in said Real Property and accordingly the taking of this Mortgage as security for the Guaranties is personal to the Mortgagor and is not assignable. Accordingly, Mortgagor covenants and agrees that in the event of the sale or other disposition, (including but not limited to entering into a contract or agreement to sell or to transfer possession), of all or any part of the Property, Mortgagee shall have the right, at its option, immediately and without further notice, to foreclose on this
Mortgage. Failure of the Mortgagee to exercise this option shall not be deemed a waiver of this option as to any subsequent sale or other disposition of the Property hereinabove described or referred to.
     18. Words used herein shall include the singular or plural, and feminine, masculine or neuter, as the context may require, and if this instrument is executed by two or more persons or parties the obligations and liabilities hereunder of such Mortgagors shall be JOINT AND SEVERAL. The rights and obligations herein shall inure to and be binding upon the successors, heirs, executors, administrators and assigns of the respective parties.
     19.     This Mortgage shall be governed by and construed according to the
laws of the State of Montana.           IN WITNESS WHEREOF, Mortgagors have
hereunto affixed their hands and
seals as of the day and year in this instrument hereinbefore first set forth. UNITED STATES ANTIMONY CORPORATION



By: /s/ John C. Lawrence

Its:      President




STATE OF MONTANA          )
                         ) ss.
County of Sanders               )

     On this ____ day of _________________, 1999, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _____________________________, ______________ of United States Antimony
Corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.



                              __________________________________________
                              Notary Public for Montana
                              Residing at ________________________________
                              My Commission Expires: ____________________